Exhibit 10.9(D)
AMENDMENT NO. 4
This AMENDMENT NO. 4, dated as of August 23, 2023 (this “Amendment”), is entered into by and among ACCEL ENTERTAINMENT LLC, a Delaware limited liability company (the “Borrower”), ACCEL ENTERTAINMENT, INC. a Delaware corporation (“Holdings”), the other Guarantors (as defined in the Existing Credit Agreement described below) party hereto, the Lenders (as defined below) party hereto and CAPITAL ONE, NATIONAL ASSOCIATION as administrative agent (in such capacity, the “Administrative Agent”), collateral agent, an Issuing Bank and the Swing Line Lender under the Existing Credit Agreement (as defined below), and effective as of the Effective Date (as defined below). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Amended Credit Agreement (as defined below). The term “Lender” shall have the meaning given to the term “Lender” in the Amended Credit Agreement, and shall include, for the avoidance of doubt, the Issuing Banks and the Swing Line Lender.
RECITALS:
WHEREAS, reference is hereby made to that certain Credit Agreement, dated as of November 13, 2019, by and among NEW PACE, LLC, a Delaware limited liability company (which on such date was succeeded by the Borrower, to continue as the “Borrower” thereto on and after such date), Holdings, each lender from time to time party thereto, the Administrative Agent and the other parties from time to time party thereto, as amended by that certain Amendment No. 1, dated as of August 4, 2020, by that certain Amendment No. 2, dated as of October 22, 2021, and by that certain Amendment No. 3 and Early Opt-In Election, dated as of June 7, 2023 (as so amended, and as further amended, restated, replaced, supplemented or otherwise modified and in effect immediately prior to giving effect to the amendments contemplated by this Amendment, the “Existing Credit Agreement” and, after giving effect to the amendments contemplated by this Amendment, the “Amended Credit Agreement”); and
WHEREAS, the parties party hereto desire to make certain amendments to the Existing Credit Agreement; and
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I.
AMENDMENTS TO EXISTING CREDIT AGREEMENT
Section 1.01    Effective Date Amendments. Effective upon the occurrence of the Effective Date, the Existing Credit Agreement is hereby amended as follows:
(a)The definition of “Additional Term Loan Commitment Termination Date” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
““Additional Term Loan Commitment Termination Date” means the earlier of (a) the date that is three (3) years after the Amendment No. 2 Effective Date and (b) the date the entire amount of the Additional Term Loan Commitment is terminated in full pursuant to Section 2.06.”
Section 1.02 Amendments to Loan Documents. Each Lender and other Secured Party party hereto, by executing this Amendment (a) consents to, authorizes and directs the Administrative Agent and the Collateral Agent to countersign this Amendment and (b) consents to, and

Exhibit 10.9(D)
authorizes the Borrower, Holdings, each other Guarantor, the Administrative Agent and the Collateral Agent to enter into such amendments, restatements, amendment and restatements, supplements and modifications to (i) the exhibits and schedules to the Existing Credit Agreement and (ii) the other Loan Documents, in each case, as the Administrative Agent and the Borrower deem reasonably necessary or desirable in connection with this Amendment and the transactions contemplated hereby.
ARTICLE II.
REPRESENTATION AND WARRANTIES
To induce the Lenders and the other Secured Parties party hereto to consent to this Amendment, each of the Borrower and the other Loan Parties party hereto represents and warrants to the Administrative Agent and the other Secured Parties party hereto that, as of the Effective Date:
Section 2.01 Existence, Qualification and Power; Compliance with Laws. Each Loan Party and each of its respective Restricted Subsidiaries that is a Material Subsidiary (a) is a Person duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization (to the extent such concept exists in such jurisdiction), (b) has all corporate or other organizational power and authority to (i) own or lease its assets and carry on its business as currently conducted and (ii) in the case of the Loan Parties, execute, deliver and perform its obligations under the Loan Documents to which it is a party, including this Amendment, (c) is duly qualified and in good standing (to the extent such concept exists) under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business as currently conducted requires such qualification, (d) is in compliance with all applicable Laws orders, writs, injunctions and orders (including with the FCPA and the USA PATRIOT Act), and (e) has all requisite governmental licenses, authorizations, consents and approvals to operate its business as currently conducted, except, in each case referred to in the preceding clauses (a) (with respect to the good standing of a Person other than the Borrower), (b)(i), (c), (d) and (e), to the extent that failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 2.02 Authorization; No Contravention. (a) The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is a party, including this Amendment, have been duly authorized by all necessary corporate or other organizational action, (b) none of the execution, delivery and performance by each Loan Party of each Loan Document, and in the case of clause (i) below, the incurrence of Indebtedness and granting of security interests and guarantees thereunder, as applicable, to which such Person is a party, including this Amendment, will (i) contravene the terms of any of such Person’s Organizational Documents, (ii) result in any breach or contravention of, or the creation of any Lien upon any of the property or assets of such Person or any of the Restricted Subsidiaries (other than as permitted by Section 7.01 of the Amended Credit Agreement) under (A) any Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject, or (iii) violate any applicable Law, except with respect to any breach, contravention or violation (but not creation of Liens) referred to in the preceding clauses (ii) and (iii), to the extent that such breach, contravention or violation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Exhibit 10.9(D)
Section 2.03 Government Authorization. No material approval, consent, exemption, authorization, Gaming Approval or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment or any other Loan Document, except for (a) filings and registrations necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, (b) the approvals, consents, exemptions, authorizations, actions, notices and filings that have been duly obtained, taken, given or made and are in full force and effect (except to the extent not required to be obtained, taken, given or made or in full force and effect hereunder or under any other Loan Document), and (c) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 2.04 Binding Effect. This Amendment and each other Loan Document has been duly executed and delivered by each Loan Party that is party hereto or thereto, as applicable. Each Loan Document constitutes a legal, valid and binding obligation of each Loan Party that is party thereto, enforceable against each such Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws, by general principles of equity and principles of good faith and fair dealing.
Section 2.05 No Default or Event of Default. No Default or Event of Default has occurred and is continuing on the Effective Date (both immediately before and after giving effect to this Amendment).
Section 2.06 Existing Representations and Warranties. The representations and warranties of each Loan Party contained in Article V of the Existing Credit Agreement or any other Loan Document are true and correct in all material respects; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.
ARTICLE III.
CONDITIONS TO THE EFFECTIVE DATE
This Amendment shall become effective on the date (the “Effective Date”) on which each of the following conditions is satisfied or waived (provided such date occurs on or before August 25, 2023):
Section 3.01 Counterparts. The Administrative Agent shall have received (i) counterparts to this Amendment, duly executed by the Borrower, Holdings, each other Guarantor, Lenders comprising the Required Lenders and each Lender with an Additional Term Loan Commitment.
Section 3.02 Responsible Officer’s Certificate. The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower stating that (i) each of the representations and warranties of each Loan Party contained in this Amendment shall be true and correct in all material respects; provided that, to the extent that such representation and warranty specifically refers to an earlier date, it shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates and (ii) no

Exhibit 10.9(D)
Default or Event of Default shall have occurred and be continuing on the Effective Date both before and after giving effect to this Amendment.
Section 3.03 Payment of Fees and Expenses. The Borrower shall have paid to the Administrative Agent for the benefit of each Lender with an Additional Term Loan Commitment on the Effective Date and that is a party hereto, a consent fee in an amount equal to 0.15% of the principal amount of the Additional Term Loan Commitment of such Lender that remains undrawn on the Effective Date. The Administrative Agent shall have been paid by the Borrower, or shall have received reimbursement from the Borrower for, as applicable, all fees and expenses required to be paid or reimbursed by the Borrower or any other Loan Party on or prior to the Effective Date under the Amended Credit Agreement or any other Loan Document (including, without limitation, the reasonable fees and expenses of Latham & Watkins LLP incurred in connection with the transactions contemplated by this Amendment), in the case of any such fees and expenses, to the extent a reasonably detailed invoice therefor has been presented at least two Business Days prior to the Effective Date.
ARTICLE IV.
VALIDITY OF OBLIGATIONS AND LIENS
Section 4.01 Reaffirmation. Each Loan Party hereby acknowledges its receipt of a copy of this Amendment and its review of the terms and conditions hereof and thereof and consents to the terms and conditions of this Amendment and the transactions contemplated hereby. Each Guarantor hereby (a) affirms and confirms its guarantees and other commitments under the Guaranty, and (b) agrees that the Guaranty is in full force and effect and shall accrue to the benefit of the Secured Parties to secure the Obligations (as modified by this Amendment). Each Loan Party hereby (a) affirms, confirms and remakes (on the Effective Date) its pledges, grants and other commitments and affirms and confirms the validity of the Liens under the Collateral Documents to which it is a party, with all such Liens continuing in full force and effect after giving effect to this Amendment and (b) agrees that each Collateral Document to which it is a party is in full force and effect and shall accrue to the benefit of the Secured Parties to secure the Obligations (as modified by this Amendment).
ARTICLE IV.
MISCELLANEOUS
Section 5.01 Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that

Exhibit 10.9(D)
notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it (it being understood and agreed that documents signed manually but delivered in “.pdf” or “.tif” format (or other similar formats specified by Administrative Agent) shall not constitute electronic signatures). Each of the Loan Parties represents and warrants to the other parties hereto that it has the corporate or other organizational power and authority to execute this Amendment through electronic means and there are no restrictions for doing so in the Organizational Documents of such Loan Party.
Section 5.02 Governing Law; Waiver of Right to Trial by Jury; Service of Process. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.16, 10.17 and 10.22 of the Amended Credit Agreement shall apply to this Amendment mutatis mutandis to the same extent as if fully set forth herein.
Section 5.03 Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 5.04 Effect of Amendment. This Amendment shall not constitute a novation of the Existing Credit Agreement or any of the other Loan Documents. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Secured Parties under the Existing Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of either such agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Existing Credit Agreement or any other Loan Document (for avoidance of doubt, in each case, as altered, modified or amended as expressly set forth herein) is hereby ratified and reaffirmed in all respects and shall continue in full force and effect.
Section 5.05 Reference to and Effect on the Credit Agreement. On and after the Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Amended Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Amended Credit Agreement, shall mean and be a reference to the Amended Credit Agreement. The Existing Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the Obligations (as modified by this Amendment) of the Loan Parties under the Loan Documents. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment of any right, power or remedy of any Secured Party under any of the Loan Documents, nor constitute an amendment of any provision of any of the Loan Documents. This Amendment shall be a Loan Document.

Exhibit 10.9(D)
Section 5.06 Severability of Provisions. Any provision of this Amendment or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

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Exhibit 10.9(D)

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.

ACCEL ENTERTAINMENT LLC,
as the Borrower

By: /s/ Mathew Ellis
Name: Mathew Ellis
Title: Chief Financial Officer

Exhibit 10.9(D)

ACCEL ENTERTAINMENT, INC.,
as Holdings

By: /s/ Mathew Ellis
Name: Mathew Ellis
Title: Chief Financial Officer

Exhibit 10.9(D)

ACCEL ENTERTAINMENT GAMING, LLC
ACCEL ENTERTAINMENT GAMING (PA), LLC
ACCEL ABRAHAM FACILITY, LLC
ACCEL MOMENCE WATSEKA LLC
BULLDOG GAMING, LLC
GRAND RIVER JACKPOT, LLC
GRAND RIVER AMUSEMENTS LLC,
HAWKEYE GAMING, LLC
HUSKER GAMING, LLC
GRIZZLY HOSPITALITY SERVICES, LLC
GRIZZLY – RENDEZVOUS BEVERAGES, LLC
GRIZZLY – RENDEZVOUS, LLC
RODEO GAMING, LLC
OLD NORTH STATE GAMING, LLC
each as a Guarantor

By: /s/ Mathew Ellis
Name: Mathew Ellis
Title: Chief Financial Officer

CENTURY GAMING, INC.
UNITED COIN MACHINE CO.
GRAND VISION GAMING LLC
each as a Guarantor

By: /s/ Mathew Ellis
Name: Mathew Ellis
Title: Treasurer

Exhibit 10.9(D)

CAPITAL ONE, NATIONAL ASSOCIATION
as Administrative Agent, Collateral Agent,
Lender, Swing Line Lender and Issuing Bank

By: /s/ Eric Purzycki
Name: Eric Purzycki
Title: Duly Authorized Signatory

Exhibit 10.9(D)

CIBC Bank USA,
as a Lender

By: /s/ Adrian Abonce
Name: Adrian Abonce
Title: Managing Director

Exhibit 10.9(D)

CITIZENS BANK, N.A.,
as a Lender

By: /s/ Sean McWhinnie
Name: Sean McWhinnie
Title: Managing Director

Exhibit 10.9(D)

Fifth Third Bank,
as a Lender

By: /s/ Farhaan Hassan
Name: Farhaan Hassan
Title: SVP

Exhibit 10.9(D)

First-Citizens Bank & Trust Company,
as a Lender

By: /s/ Michael Milano
Name: Michael Milano
Title: VP

Exhibit 10.9(D)

First Horizon Bank,
as a Lender

By: /s/ Jeffrey Flagg
Name: Jeffrey Flagg
Title: Senior Vice President

Exhibit 10.9(D)

First Mid Bank & Trust, N.A. ,
as a Lender

By: /s/ Jason Tucker
Name: Jason Tucker
Title: Senior Vice President

Exhibit 10.9(D)

Goldman Sachs Bank USA,
as a Lender

By: /s/ Dan Martis
Name: Dan Martis
Title: Authorized Signatory

Exhibit 10.9(D)

JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ Brad Olmsted
Name: Brad Olmsted
Title: Vice President

Exhibit 10.9(D)

KeyBank National Association,
as a Lender

By: /s/ John J. DeLong
Name: John J. DeLong
Title: Vice President

Exhibit 10.9(D)

Midland States Bank,
as a Lender

By: /s/ Aaron Myers
Name: Aaron Myers
Title: Commercial Lending Team Leader

Exhibit 10.9(D)

MIZUHO BANK, LTD,
as a Lender

By: /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Executive Director

Exhibit 10.9(D)

OLD SECOND NATIONAL BANK, a
national banking association, successor by
merger to West Suburban Bank,
as a Lender

By: /s/ Jason G. Fels
Name: Jason G. Fels
Title: First Vice President

Exhibit 10.9(D)

Pacific Premier Bank,
as a Lender

By: /s/ Kristen Park
Name: Kristen Park
Title: FVP Sr. Portfolio Manager

Exhibit 10.9(D)

U.S. Bank National Association,
as a Lender

By: /s/ Anthony Friel
Name: Anthony Friel
Title: Senior Vice President

Exhibit 10.9(D)

Wintrust Bank N.A.,
as a Lender

By: /s/ Jason Girardin
Name: Jason Girardin
Title: GSVP

Exhibit 10.9(D)

WOODFOREST NATIONAL BANK,
as a Lender

By: /s/ Rachel D. Wolfe
Name: Rachel D. Wolfe
Title: Executive Vice President

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